UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05446

Intermediate Bond Fund of America
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: August 31

Date of reporting period: August 31, 2010

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Intermediate Bond Fund of America

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Special feature

A portfolio for
changing times

▶See page 4

Annual report for the year ended August 31, 2010

Intermediate Bond Fund of America® seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 2.50%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended September 30, 2010 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 2.50% maximum sales charge*	3.63%	3.50%	4.10%

*The maximum initial sales charge was 3.75% prior to November 1, 2006.

The total annual fund operating expense ratio was 0.62% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 23 and 24 for details.

The fund’s 30-day yield for Class A shares as of September 30, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 1.20%. The fund’s distribution rate for Class A shares as of that date was 2.42%. Both reflect the 2.50% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

Results for other share classes can be found on page 30.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

Strong investor demand and uncertain economic prospects lifted bond prices during the recent 12-month period. As a result, interest rates finished the fiscal year much lower than where they began, and most bond sectors posted healthy returns.

For the 12 months ended August 31, 2010, Intermediate Bond Fund of America recorded a total return of 6.9%. For the same period, the unmanaged Barclays Capital U.S. Government/Credit 1–7 Years ex BBB Index returned 6.1%, while the Lipper Short-Intermediate Investment Grade Debt Funds Average (a peer group reference) gained 8.3%. The fund lagged its peer group for the year chiefly because its portfolio held a comparatively larger weighting in Treasuries and other highly rated bonds than did its peer group.

Income is a key component of the fund’s total return. For the fiscal year, the fund paid monthly dividends totaling about 34 cents a share. This amounts to an income return of approximately 2.6% for shareholders. The larger portion of the total return came from the fund’s rising share price, which grew to $13.65 from $13.10.

Bond market overview

Trends in the U.S. economic recovery steered bond prices for much of the period, which began September 1, 2009. Signs of an economic rebound dominated the first seven months, giving a boost to higher risk, lower rated securities. Then in April, mounting concerns about the debt burdens of several European countries sparked a flight to quality that boosted U.S. Treasuries. That rally was bolstered during the summer months by emerging signs of decelerating growth in the United States.

The Treasury rally helped lower rates throughout the bond market, as Treasuries frequently serve as a benchmark for other forms of debt. The scope of the rally was evident in the 10-year Treasury yield, which declined from 4.01% in early April to 2.47% by the end of August. [Remember: When a bond’s yield declines, its price rises and vice versa.] Also in August, the 2-year Treasury yield dipped to a record low of 0.47%. With short-term rates already close to zero, shorter maturity bonds had less room to rally. Consequently, intermediate and longer maturity Treasuries registered much better gains for the year.

[Begin Sidebar]
Results at a glance
For periods ended August 31, 2010, with dividends reinvested

	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
Intermediate Bond Fund of America
(Class A shares)	6.91%	3.87%	4.44%	5.72%

Lipper Short-Intermediate Investment
Grade Debt Funds Average*	8.32	4.83	5.21	6.16

Barclays Capital U.S. Government/Credit
1–7 Years ex BBB Index†	6.12	5.33	5.56	6.50

*Lipper averages do not reflect the effect of sales charges.
† The Barclays Capital index is unmanaged, and its results do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

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[Begin Sidebar]
In this report

Special feature

4	A portfolio for changing times

In this article, we take a closer look at how the portfolio counselors manage fund holdings with an eye to balancing returns and maintaining income over economic and market cycles.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

9	Summary investment
portfolio

13	Financial statements

31	Board of trustees and
other officers
[End Sidebar]

Among other sectors, credit quality played a discernible role, with lower rated bonds generally posting higher returns than top-quality bonds. Commercial mortgage-backed securities produced some of the highest returns, mainly due to a strong rebound early in the fiscal year. Corporate bonds also delivered impressive results, buoyed by steady investor demand for yield, sturdy balance sheets and strong profit growth, despite the economy. Mortgage-backed obligations fared well early on in the year when the Federal Reserve was actively buying these securities. However, investor interest waned later in the year as the sharp decline in rates raised the prospect of early prepayments due to mortgage refinancings, which lessened their appeal.

Inside the portfolio

Throughout the year, portfolio counselors carefully monitored developing economic and market conditions and made several adjustments to the fund’s blend of securities. Many of these adjustments were made with the expectation that this recovery would not prove as robust as those we have experienced in the past. Consequently, portfolio counselors sought to buffer the fund against adverse developments.

Treasuries are a prime example. In the first half of the year, counselors increased the fund’s Treasury weighting to 44.3% from 37.7%. During that time, Treasuries generally lagged other sectors, as investors were more inclined to pursue higher yielding debt instruments. Portfolio counselors, however, were cautious about the recovery’s momentum and viewed a larger position in Treasuries as prudent given lingering economic uncertainties. This proved beneficial during the second half of the year when Treasuries rallied. As the rally continued, counselors trimmed the Treasury weighting to 41.2% by the end of August, but it remains the fund’s largest sector exposure.

Corporate bonds have long held prominence in the fund’s portfolio. Over the past year, the fund’s weighting in this sector was largely unchanged, despite a significant increase in fund assets. Portfolio counselors sought to further diversify holdings in the sector by adding debt of brand name, multinational companies, some of which are domiciled in Europe. These additions were all U.S. dollar-denominated bonds that offered attractive levels of interest income.

Mortgage-backed obligations also remain a significant presence in the fund. During the year, portfolio counselors reduced the exposure to privately originated mortgage-backed securities, while adding to government-backed mortgage obligations — mainly agency pass-through securities, which rose to 11.6% of assets from 9.6%. The net effect, however, was a modest reduction in mortgages overall, to 17.6% at year-end from 19.3% at the start of the year.

To learn more about the importance of making portfolio adjustments over time, we invite you to read our feature article, “A portfolio for changing times,” which begins on page 4.

Looking ahead

The absolute low level of interest rates has been a topic of much discussion in the market and the media over the past year. At some point rates are likely to move higher, but given the considerable slack in the economy, low inflation and recent signs of weakness, we expect rate movements to be relatively modest over the near term. At the short end of the yield curve, interest rates are anchored by the resolve of the Federal Reserve to allow sufficient time for the economy to mend. Long-term interest rates, on the other hand, tend to fluctuate more broadly, but even there we believe increases are likely to be moderated by low inflation, sluggish growth and a continuing demand for yield.

Given these conditions, intermediate-term bonds currently offer investors the opportunity to earn more income than that provided by money market funds or most short-term investments. Over time, they also tend to be less volatile than long-term debt. This combination of relative stability and income has made them a compelling option for many investors. With this in mind, our portfolio counselors manage the fund with an eye to protecting principal while delivering current income through various market cycles.

Despite the fluctuations we have seen this past year, investor interest in bonds remains high. This is reflected in the strong fund flows for Intermediate Bond Fund of America. During the past year, net assets of the fund grew 28.5%, while the number of shareholder accounts climbed 19.1%. We take this opportunity to welcome new shareholders and hope you share our vision of the fund as a stabilizing element in your overall investment portfolio.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman of the Board

/s/ John H. Smet

John H. Smet
President

October 12, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

How a $10,000 investment has grown (for the period February 19, 1988, to August 31, 2010, with dividends reinvested)

Fund results shown reflect deduction of the maximum sales charge of 2.50% on the $10,000 investment.1 Thus the net amount invested was $9,750.2

[begin mountain chart]
Date	Intermediate Bond Fund of America	Barclays Capital U.S. Gvt/Credit 1–7 Years ex BBB Index3	Lipper Short-Intermediate Investment Grade Debt Funds Average4	Consumer Price Index5

2/19/1988	$9,750	$10,000	$10,000	$10,000
8/31/1988	9,845	10,077	10,075	10,259
8/31/1989	10,726	11,128	11,051	10,741
8/31/1990	11,416	12,082	11,817	11,345
8/31/1991	12,755	13,575	13,243	11,776
8/31/1992	14,386	15,258	14,890	12,147
8/31/1993	15,819	16,478	16,389	12,483
8/31/1994	15,537	16,538	16,162	12,845
8/31/1995	16,826	17,956	17,416	13,181
8/31/1996	17,604	18,811	18,106	13,560
8/31/1997	18,982	20,292	19,499	13,862
8/31/1998	20,440	21,998	20,897	14,086
8/31/1999	20,757	22,640	21,386	14,405
8/31/2000	22,098	24,037	22,680	14,897
8/31/2001	24,581	26,806	25,296	15,302
8/31/2002	26,028	29,009	27,022	15,578
8/31/2003	26,724	30,190	28,155	15,914
8/31/2004	27,655	31,310	29,425	16,336
8/31/2005	28,231	31,861	30,176	16,931
8/31/2006	28,853	32,627	30,836	17,578
8/31/2007	30,165	34,474	32,041	17,924
8/31/2008	30,617	36,697	32,882	18,887
8/31/2009	31,924	38,915	35,144	18,606
8/31/2010	34,130	41,298	38,453	18,820
[end mountain chart]
Year ended August 31

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $500,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000, and 3.75% from that date until October 31, 2006.
3The market index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions or expenses.

4Calculated by Lipper. Results of the Lipper Short-Intermediate Investment Grade Debt Funds Average reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the average would be lower.

5Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
6For the period February 19, 1988, through August 31, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2010)*

	1 year	5 years	10 years

Class A shares	4.20%	3.34%	4.18%

*Assumes reinvestment of all distributions and payment of the maximum 2.50% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 23 and 24 for details.

[Begin Sidebar]
A portfolio for changing times

Accommodating change is a distinctive feature of active portfolio management. As such, it is an important part of Intermediate Bond Fund of America’s investment process. In this article, we take a closer look at how the portfolio counselors manage fund holdings with an eye to balancing returns and maintaining income over economic and market cycles. In the process, we hope that shareholders gain a better appreciation of the fund’s objective and the contribution it can make to a long-term investment strategy.
[End Sidebar]

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Financial stability requires flexibility

During the past year, interest rates have declined to levels not seen in decades. This past summer alone, the 2-year Treasury yield touched an all-time low of 0.47%, 30-year mortgage rates reached record lows and a handful of high-quality corporations issued bonds at yields so low they made market history. Should interest rates rebound and rise meaningfully from current levels, many bonds presently outstanding could decrease in market value. Despite that concern, investors have continued to flock to fixed-income securities, seeking a measure of stability for their investment portfolios. Whether they achieve that stability in the long run may well rely on the active management of their individual bond holdings.

Intermediate Bond Fund of America aims to provide an element of stability for its shareholders through its dual objective: current income consistent with its maturity and quality standards and preservation of capital. The fund’s focus on debt securities rated A or better, its intermediate maturity structure and its large variety of holdings are compositional factors that help to limit volatility over time. In addition, active management plays a vital role in meeting the fund’s objective and in delivering positive results over various market cycles.

The fund’s portfolio counselors invest with a long-term view. That does not necessarily mean they have a rigid buy-and-hold mentality. Some investments may indeed be held in the portfolio until maturity. Other positions may be selected to help the fund weather particular market cycles or shifts in sentiment, or to take advantage of dislocations that expose new opportunities. In other instances, bonds may be sold prior to maturity to lock in exceptional gains for shareholders or because the securities no longer serve their original investment purpose.

Over time, adjustments to the fund’s mix of securities are part of the portfolio’s vitality, helping to preserve shareholder principal and maintain current income. By adapting to market changes and keeping the fund focused on its objective, the counselors maintain the fund’s usefulness to shareholders’ investment strategies. They accomplish this through a combination of top-down and fundamental research.

What shapes the big picture?

In managing the fund, the portfolio counselors rely on the analyses of Capital Strategy Research (CSR) group, an affiliate of Capital Research and Management Company, the fund’s investment adviser. CSR’s investment professionals provide economic, accounting, political and quantitative research that interprets the broader trends shaping the direction of the market and, in so doing, helps counselors make better investment decisions. Their big-picture analysis is known as top-down research.

Top-down research involves the study of macroeconomic factors and external forces, which are the key drivers of markets and affect the fundamental values of the bonds held in the portfolio. Among the many facets of this analysis are the strength and direction of the economy, the outlook for inflation and interest rates, the operations of the Federal Reserve, employment trends and the shape of the Treasury yield curve. As the broader economy moves through cycles of expansion and contraction, these forces interact and sway investor expectations, exerting a powerful influence on the market value of individual securities.

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[Begin Sidebar]
Active management is one line of defense against rising rates and changing market conditions.
[End Sidebar]

Over the past several years, we have seen dramatic evidence of these forces at work. As the economy tumbled deeper into recession during 2008, interest rates declined rapidly, aided by the interventions of the Federal Reserve. The bond market itself endured substantial dislocations at the height of the financial crisis in late 2008, with Treasuries surging in value and corporate bonds declining. Since then, we have witnessed significant fluctuations in inflation expectations, the Treasury yield curve and bond yields throughout various sectors of the market. These fluctuations were largely catalyzed by hopeful signs of economic recovery in 2009 that gave way to bouts of sluggishness in 2010.

With the help of CSR, the input of fixed-income analysts and our equity associates, portfolio counselors steered the fund through this recent period of vacillation and uncertainty with careful adjustments to the portfolio. These changes are primarily driven by determinations of how much investment risk is appropriate at any given time, based on prevailing and expected market conditions. When rebalancing the portfolio to accommodate shifting perceptions of risk, portfolio counselors must assess both individual securities and the overall portfolio. At the portfolio level, risks are represented in the credit quality mix, sector weightings and the aggregate maturity structure. At the individual security level, the type of debt, the issuer’s credit quality, a bond’s stated or implied maturity and provisions of the bond agreement can all affect its risk potential.

Income and returns

For many investors, preservation of capital is synonymous with stability. One way that bonds contribute to portfolio stability is through regular coupon (interest) payments. This income when reinvested is an important component of total return. During periods of market volatility, interest income can help to mitigate weakness in market prices. Consequently, the interest rate on a bond can also influence investment decisions, both at initial purchase and when adjusting portfolios.

A bond’s interest rate is set at issuance and is typically determined by its underlying credit quality and stated maturity. Top-quality bonds, namely Treasuries, usually offer the lowest rates among comparable securities, reflecting their relative safety and risk-free credit profile. Bonds with different or greater potential risks, such as corporates, tend to have higher coupon rates. Maturity is also a factor, with short-term debt usually posting the lowest rates, while intermediate and long-term bonds generally bear increasingly higher rates.

A bond’s interest rate is therefore reflective of its broader risk profile, particularly at the time of issuance. Over time, however, the interest rate environment changes in concert with economic momentum and investors’ willingness to hold riskier assets. Bonds purchased in a low interest rate environment, therefore, may not offer enough income to afford a buffer against declining prices when interest rates rise significantly. This is where active management can make a difference for shareholders. By continually adjusting the mix of securities in the fund’s portfolio — with attention to coupon, credit quality, maturity and the relative value of various sectors — portfolio counselors can help to limit the negative effects of rate changes and other external forces.

A moderating objective

Active management is one line of defense against rising rates and changing market conditions. Intermediate Bond Fund of America’s investment objectives also help to limit the effects of volatility over interest rate cycles. The moderating elements are its intermediate maturity focus and its high-quality debt.

The maturity structure of the portfolio is geared to intermediate-term bonds, broadly defined as bonds that mature in three years out to seven years. Under normal market conditions, these bonds offer more interest income than comparably rated short-term debt and tend to be less volatile than comparably rated long-term debt. Importantly, the fund’s mandate provides considerable leeway within the intermediate spectrum. The fund’s maturity designation refers to the portfolio as a whole; from time to time, some individual holdings may have maturities that are slightly longer or shorter than intermediate term. This flexibility allows the portfolio counselors to respond to market changes by shortening or lengthening the portfolio’s overall maturity while maintaining an intermediate range. These adjustments can help to limit or increase the fund’s sensitivity to interest rate changes.

[Begin Sidebar]
Types of bonds

The following is a list of the major sectors of the bond market in which the fund invests. Each of these sectors has defining characteristics as noted below. In adjusting the mix of these sectors over time, portfolio counselors can position the fund to better withstand market changes while adhering to the fund’s objective.

U.S. Treasuries: These are direct obligations of the federal government and have the highest level of credit quality available. Debt maturities are available from three months out to 30 years. These are among the most widely held and most liquid securities, which make them ideal for active portfolio managers. Treasuries are also among the most sensitive to changes in the interest rate outlook and tend to serve as benchmarks for other debt instruments.

Federal agencies — direct obligations: These are direct debt obligations of federal agencies with explicit or implied support of the government. Debt maturities are typically 10 years or shorter. The structure of these bonds tends to be relatively uncomplicated, as with most Treasuries. Credit quality is high because of federal backing, and yields tend to be only slightly higher than comparable Treasuries.

Corporate bonds: These are debt instruments issued by public and private corporations. Debt maturities mainly range from one year out to 30 years, though a few are significantly longer. Credit quality runs the gamut from AAA (a handful) to below investment grade (BB and below), but the majority of these issues are rated A or BBB. Credit quality can also be very fluid over time. Many of these bonds are relatively complex, with restrictions and provisions in the bond agreements that directly affect their market value. Yields on these bonds are typically higher than on comparable Treasuries, agencies and mortgages.

Mortgage-backed obligations: These include a wide variety of securities that are backed by pools of mortgage loans. Some are issued by private entities, mainly financial companies, but most are issued by federal agencies such as Ginnie Mae, Fannie Mae and Freddie Mac. The most common form, the “pass-through,” has mortgage payments made to a servicing agent, then passed on to bondholders, less an administrative fee. These bonds are more complicated than most due to the amortization of principal, which can fluctuate with interest rate changes. Mortgage-backed bonds are widely sought by institutional investors for their reliable income streams and the high credit quality of agency issuers.

Asset-backed obligations: These bonds are structured much like mortgage-backed securities, except that they are collateralized by other debt obligations such as auto loans, credit card receivables and home equity loans. Most asset-backed securities have maturities of 10 years or shorter. Credit quality varies depending on the pools of loans backing the bonds, but most are rated investment grade (BBB or higher).
[End Sidebar]

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Who manages the fund
[End Sidebar]

[Begin Photo Caption]
[photo of Mark Brett]
Mark Brett
Portfolio counselor
31 years of investment experience

In addition to his responsibilities as portfolio counselor, Mark has extensive experience as an economist and is a member of our Capital Strategy Research group.
[End Photo Caption]

[Begin Photo Caption]
[photo of David Hoag]
David Hoag
Portfolio counselor
22 years of investment experience

David serves as an intermediate-term fixed-income counselor for the fund. He has wide-ranging experience managing investment-grade portfolios and a background in credit research.
[End Photo Caption]

[Begin Photo Caption]
[photo of John Smet]
John Smet
Portfolio counselor and fund president
28 years of investment experience

John has been with the fund for over 18 years and has extensive research and management experience in investment-grade fixed-income securities.
[End Photo Caption]

[Begin Sidebar]
Successful investors must therefore pay careful attention to the currents of the economy and the financial markets and set a course that accommodates these currents if they hope to achieve their investment goals.
[End Sidebar]

Credit quality is also a contributing element to stability over time. Intermediate Bond Fund of America invests solely in investment-grade bonds (rated BBB and above), but can hold no more than 10% of portfolio assets in bonds rated BBB. Its largest concentration is in the two highest rating categories. Securities in these categories tend to retain more of their value over full economic cycles, because the ability of top-quality issuers to service their debt is seldom in doubt. These bonds also tend to be more liquid during periods of market stress — another benefit of actively managed portfolios.

Even with these advantages, the research of our fixed-income analysts is crucial, especially during periods of market turbulence. The fortunes of individual companies can fluctuate over time, but the credit research of our analysts helps to identify those companies that are best positioned to maintain credit quality in the face of economic or industry-related challenges. Similarly, our mortgage and asset-backed analysts help identify the specific bond issues that they believe are most appropriate, given developing market conditions.

Embracing change

Change is an inevitable part of our lives. How we respond to it can mean the difference between thriving and merely scraping by. This is particularly true of investing. Financial markets fluctuate constantly, and in the process, opportunities may suddenly surface or quickly evaporate. Successful investors must therefore pay careful attention to the currents of the economy and the financial markets and set a course that accommodates these currents if they hope to achieve their investment goals. Intermediate Bond Fund of America can help by offering relative stability over the long-term through its actively managed portfolio of high-quality, intermediate bonds. ■

Summary investment portfolio

August 31, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Investment mix by security type	Percent of net assets
U.S. Treasury bonds & notes	41.2%
Corporate bonds & notes	20.4
Mortgage-backed obligations	17.6
Federal agency bonds & notes	7.9
Bonds & notes of governments & government agencies outside the U.S.	3.7
Other securities	1.9
Short-term securities & other assets less liabilities	7.3
[end pie chart]

Quality breakdown*	Percent of net assets
U.S. government obligations†	46.7%
Federal agencies	16.6
Aaa/AAA	6.7
Aa/AA	7.6
A/A	9.9
Baa/BBB	4.9
Unrated	0.3
Short-term securities & other assets less liabilities	7.3

*Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody's, Standard & Poor's and/or Fitch as an indication of an issuer's creditworthiness. If agency ratings differ, securities are put in the highest category consistent with fund investment policies. When securities have not been rated by a rating agency (included in "unrated" above), the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with fund investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†These securities are guaranteed by the full faith and credit of the United States government.

	Principal		Percent
	amount	Value	of net
Bonds & notes - 92.58%	(000)	(000)	assets

U.S. Treasury bonds & notes - 41.22%
U.S. Treasury:
4.875% 2011	$253,750	$262,502
0.625% 2012	63,200	63,394
4.25% 2012	78,500	84,658
4.50% 2012	125,000	133,122
4.875% 2012	95,000	101,222
1.875% 2013 (1)	40,648	43,059
3.125% 2013	234,000	250,993
3.125% 2013	50,000	53,668
3.375% 2013	156,750	169,119
3.625% 2013	62,225	67,329
4.25% 2013	121,680	134,471
1.75% 2014	48,640	50,110
1.875% 2014	47,450	49,088
2.25% 2014	166,000	174,041
2.625% 2014	197,000	209,267
4.00% 2014	149,500	165,682
2.25% 2015	112,250	117,424
4.125% 2015	50,000	56,613
4.25% 2015	50,000	57,027
2.375% 2016	57,300	59,825
3.25% 2016	40,000	43,509
5.125% 2016	96,500	115,427
3.125% 2017	85,000	91,800
4.625% 2017	115,850	135,879
3.50% 2018	357,000	394,346
3.75% 2018	40,000	44,798
4.00% 2018	60,000	68,372
3.375% 2019	55,000	59,411
3.625% 2019	133,750	147,517
3.625% 2020	65,000	71,536
0.875%-8.75% 2011-2040 (1)	373,966	423,981	41.22
		3,899,190	41.22

Corporate bonds & notes - 20.43%
Financials - 6.63%
Bank of America Corp. 3.70%-5.75% 2015-2017	17,070	17,557
Countrywide Financial Corp., Series B, 5.80% 2012	12,750	13,566.33
JPMorgan Chase & Co. 3.40%-4.891% 2013-2015 (2)	14,698	15,387.16
Other securities		580,807	6.14
		627,317	6.63

Utilities - 2.21%
Other securities		209,253	2.21

Health care - 2.04%
Other securities		193,051	2.04

Telecommunication services - 1.98%
Other securities		187,417	1.98

Industrials - 1.93%
General Electric Co. 5.00% 2013	2,000	2,169
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,319.06
Other securities		176,965	1.87
		182,453	1.93

Energy - 1.92%
Other securities		181,889	1.92

Consumer staples - 1.90%
Other securities		180,095	1.90

Consumer discretionary - 1.09%
Other securities		102,749	1.09

Other corporate bonds & notes - 0.73%
Other securities		68,181.73

Total corporate bonds & notes		1,932,405	20.43

Mortgage-backed obligations - 17.55%
Federal agency mortgage-backed obligations (3) - 14.47%
Fannie Mae:
4.50% 2024	36,562	38,702
4.00% 2025	75,000	78,895
4.00% 2025	43,468	45,740
4.50% 2025	72,356	76,668
6.00% 2038	42,053	45,258
0%-11.772% 2015-2047 (2)	634,612	673,601	10.14
Government National Mortgage Assn.:
4.00% 2040	50,000	52,213
4.00% 2040	37,024	38,663
4.50% 2040	49,857	53,033
4.00%-4.50% 2039-2040	81,421	85,962	2.43
Freddie Mac 0%-7.50% 2016-2039 (2)	165,182	174,026	1.84
Other securities		6,124.06
		1,368,885	14.47

Commercial mortgage-backed securities (3) - 2.28%
Fannie Mae 4.491%-5.341% 2012	21,640	23,243.24
Other securities		193,003	2.04
		216,246	2.28

Other mortgage-backed securities (3) - 0.62%
Bank of America 5.50% 2012 (4)	13,750	14,549.16
Other securities		43,769.46
		58,318.62

Collateralized mortgage-backed obligations (privately originated) - 0.18%
Other securities		17,241.18

Total mortgage-backed obligations		1,660,690	17.55

Federal agency bonds & notes - 7.94%
Fannie Mae 1.75%-6.00% 2011-2015	161,300	166,891	1.76
Freddie Mac:
1.625% 2013	65,000	66,423
0.299%-2.50% 2011-2014 (2)	88,400	90,515	1.66
Federal Home Loan Bank 1.125%-5.375% 2011-2016	99,670	103,675	1.10
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787%-3.125% 2011-2012 (2)	44,750	45,751.48
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375%-3.125% 2012	34,000	35,164.37
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp. 1.625%-3.00% 2011-2012	29,785	30,628.32
Other securities		212,483	2.25
		751,530	7.94

Bonds & notes of governments & government agencies outside the U.S. - 3.67%
Other securities		347,601	3.67

Asset-backed obligations - 1.50%
Other securities		142,080	1.50

Municipals - 0.27%
Other securities		25,427.27

Total bonds & notes (cost: $8,327,307,000)		8,758,923	92.58

			Percent
		Value	of net
Preferred securities - 0.12%		(000)	assets

Other - 0.12%
Other securities		10,916.12

Total preferred securities (cost: $7,177,000)		10,916.12

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.00%	(000)	(000)	assets

Straight-A Funding LLC 0.25%-0.27% due 11/3-11/18/2010 (4)	109,566	109,500	1.16
Federal Home Loan Bank 0.16%-0.195% due 9/3-10/22/2010	106,200	106,188	1.12
U.S. Treasury Bills 0.15%-0.16% due 9/16-11/12/2010	92,000	91,984.97
General Electric Co. 0.20% due 9/1/2010	50,000	50,000
General Electric Capital Services, Inc. 0.25% due 10/27/2010	13,500	13,495.67
Bank of America Corp. 0.19%-0.25% due 9/8-10/25/2010	63,400	63,387.67
Fannie Mae 0.20%-0.42% due 12/1/2010-1/18/2011	63,000	62,956.67
Coca-Cola Co. 0.22% due 11/15-11/17/2010 (4)	51,300	51,274.54
Google, Inc. 0.20%-0.23% due 10/6-10/26/2010 (4)	50,000	49,983.53
Jupiter Securitization Co., LLC 0.26% due 10/19/2010 (4)	40,200	40,183.42
NetJets Inc. 0.21% due 9/13/2010 (4)	40,000	39,994.42
Merck & Co. Inc. 0.22% due 10/12/2010 (4)	39,000	38,990.41
Freddie Mac 0.20%-0.33% due 9/15-11/30/2010	15,850	15,846.17
Other securities		23,540.25

Total short-term securities (cost: $757,325,000)		757,320	8.00

Total investment securities (cost: $9,091,809,000)		9,527,159	100.70
Other assets less liabilities		(66,625)	(.70)

Net assets		$9,460,534	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,371,000, which represented .06% of the net assets of the fund.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Index-linked bond whose principal amount moves with a government retail price index.
(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $1,210,757,000, which represented 12.80% of the net assets of the fund.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at August 31, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $9,091,809)		$9,527,159
Cash		105
Receivables for:
Sales of investments	$17,872
Sales of fund's shares	27,478
Interest	60,202	105,552
		9,632,816
Liabilities:
Payables for:
Purchases of investments	136,132
Repurchases of fund's shares	26,057
Dividends on fund's shares	1,807
Investment advisory services	1,826
Services provided by affiliates	6,183
Trustees' deferred compensation	184
Other	93	172,282
Net assets at August 31, 2010		$9,460,534

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,306,335
Undistributed net investment income		128
Accumulated net realized loss		(281,279)
Net unrealized appreciation		435,350
Net assets at August 31, 2010		$9,460,534

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (693,187 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$6,722,606	492,575	$13.65
Class B	175,017	12,824	13.65
Class C	413,875	30,325	13.65
Class F-1	573,321	42,008	13.65
Class F-2	255,635	18,731	13.65
Class 529-A	284,042	20,812	13.65
Class 529-B	23,890	1,750	13.65
Class 529-C	97,168	7,120	13.65
Class 529-E	14,345	1,051	13.65
Class 529-F-1	53,879	3,948	13.65
Class R-1	18,568	1,360	13.65
Class R-2	174,781	12,806	13.65
Class R-3	172,368	12,630	13.65
Class R-4	120,959	8,863	13.65
Class R-5	45,501	3,334	13.65
Class R-6	314,579	23,050	13.65

See Notes to Financial Statements

Statement of operations
for the year ended August 31, 2010	(dollars in thousands)

Investment income:
Income:
Interest		$261,636

Fees and expenses*:
Investment advisory services	$20,046
Distribution services	25,848
Transfer agent services	6,284
Administrative services	3,826
Reports to shareholders	412
Registration statement and prospectus	953
Trustees' compensation	89
Auditing and legal	113
Custodian	44
State and local taxes	61
Other	361
Total fees and expenses before reimbursement	58,037
Less administrative services reimbursement	44
Total fees and expenses after reimbursement		57,993
Net investment income		203,643

Net realized gain and unrealized appreciation
on investments:
Net realized gain on investments		35,873
Net unrealized appreciation on investments		324,149
Net realized gain and unrealized appreciation
on investments		360,022
Net increase in net assets resulting
from operations		$563,665

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended August 31
	2010	2009
Operations:
Net investment income	$203,643	$212,092
Net realized gain (loss) on investments	35,873	(230,450)
Net unrealized appreciation on investments	324,149	310,169
Net increase in net assets resulting from operations	563,665	291,811

Dividends paid or accrued to shareholders from net investment income	(208,835)	(214,888)

Net capital share transactions	1,741,789	1,810,999

Total increase in net assets	2,096,619	1,887,922

Net assets:
Beginning of year	7,363,915	5,475,993
End of year (including undistributed
net investment income: $128 and $205, respectively)	$9,460,534	$7,363,915

See Notes to Financial Statements

Notes to financial statements

1.	Organization

Intermediate Bond Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide current income consistent with its maturity and quality standards described in the prospectus and preservation of capital.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization is anticipated to be completed on November 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 2.50%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C*	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C*	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B, 529-B, C and 529-C shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Some securities may be valued based on their effective maturity or average life, which may be shorter than the stated maturity.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described on the previous page for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications – The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of August 31, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2	Level 3	Total
Bonds & notes:
U.S. Treasury bonds & notes	$-	$3,899,190	$-	$3,899,190
Corporate bonds & notes	-	1,932,405	-	1,932,405
Mortgage-backed obligations	-	1,660,690	-	1,660,690
Federal agency bonds & notes	-	751,530	-	751,530
Bonds & notes of governments & government agencies outside the U.S.	-	347,601	-	347,601
Asset-backed obligations	-	139,823	2,257	142,080
Municipals	-	25,427	-	25,427
Preferred securities	-	10,916	-	10,916
Short-term securities	-	757,320	-	757,320
Total	$-	$9,524,902	$2,257	$9,527,159

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended August 31, 2010 (dollars in thousands):

	Beginning value at 9/1/2009	Net sales	Net realized gain(*)	Net unrealized appreciation(*)	Net transfers out of Level 3(†)	Ending value at 8/31/2010
Investment securities	$20,464	$(4,771)	$4	$485	$(13,925)	$2,257

Net unrealized appreciation during the period on Level 3 investment securities held at August 31, 2010 (dollars in thousands)(*):						$539

(*)Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(†)Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Investing in asset-backed securities — Many types of bonds and other debt securities, including mortgage-related securities, are subject to prepayment risk. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the expected duration of the securities may be extended. This reduces the potential for the fund to invest the principal in higher yielding securities.

Investing in securities backed by the U.S. Government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. The fund may also invest in debt securities and mortgage-backed securities issued by federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. These securities are neither issued nor guaranteed by the U.S. government.

Investing in thinly traded securities — There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended August 31, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities for tax years before 2005.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended August 31, 2010, the fund reclassified $5,122,000 from accumulated net realized loss to undistributed net investment income and $7,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$2,110
Capital loss carryforwards*:
Expiring 2011	$(13,436)
Expiring 2012	(2,039)
Expiring 2014	(11,583)
Expiring 2015	(40,678)
Expiring 2017	(52,350)
Expiring 2018	(157,203)	(277,289)
Post-October capital loss deferrals (realized during the period November 1, 2009, through August 31, 2010)†		(1,789)
Gross unrealized appreciation on investment securities		441,677
Gross unrealized depreciation on investment securities		(8,799)
Net unrealized appreciation on investment securities		432,878
Cost of investment securities		9,094,281

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

Ordinary income distributions paid or accrued to shareholders from net investment income were as follows (dollars in thousands):

	Year ended August 31
Share class	2010	2009
Class A	$152,634	$157,352
Class B	3,478	5,827
Class C	6,576	8,153
Class F-1	13,166	17,074
Class F-2	7,227	1,897
Class 529-A	6,015	5,904
Class 529-B	417	588
Class 529-C	1,424	1,795
Class 529-E	282	297
Class 529-F-1	1,266	1,119
Class R-1	233	223
Class R-2	2,826	3,711
Class R-3	3,617	4,346
Class R-4	2,433	2,309
Class R-5	1,070	4,135
Class R-6*	6,171	158
Total	$208,835	$214,888

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $6 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund's monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. For the year ended August 31, 2010, the investment advisory services fee was $20,046,000, which was equivalent to an annualized rate of 0.239% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of August 31, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended August 31, 2010, the total administrative services fees paid by CRMC were $44,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended August 31, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$14,926	$6,096	Not applicable	Not applicable	Not applicable
Class B	1,888	188	Not applicable	Not applicable	Not applicable
Class C	3,686	Included in administrative services	$465	$82	Not applicable
Class F-1	1,300		785	55	Not applicable
Class F-2	Not applicable		189	7	Not applicable
Class 529-A	536		216	42	$241
Class 529-B	243		22	8	24
Class 529-C	825		74	21	83
Class 529-E	63		11	2	13
Class 529-F-1	-		42	8	47
Class R-1	133		13	8	Not applicable
Class R-2	1,188		239	470	Not applicable
Class R-3	819		234	137	Not applicable
Class R-4	241		132	7	Not applicable
Class R-5	Not applicable		38	2	Not applicable
Class R-6	Not applicable		108	1	Not applicable
Total	$25,848	$6,284	$2,568	$850	$408

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $89,000, shown on the accompanying financial statements, includes $71,000 in current fees (either paid in cash or deferred) and a net increase of $18,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales*		Reinvestments of dividends		Repurchases*		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended August 31, 2010
Class A	$2,759,520	207,395	$140,965	10,587	$(1,734,170)	(130,472)	$1,166,315	87,510
Class B	53,428	4,012	3,214	242	(95,952)	(7,219)	(39,310)	(2,965)
Class C	168,269	12,634	5,955	447	(118,300)	(8,905)	55,924	4,176
Class F-1	286,999	21,573	12,086	908	(227,030)	(17,054)	72,055	5,427
Class F-2	147,016	11,049	4,582	345	(151,185)	(11,381)	413	13
Class 529-A	112,196	8,436	5,970	448	(44,097)	(3,311)	74,069	5,573
Class 529-B	6,970	523	414	31	(7,545)	(565)	(161)	(11)
Class 529-C	40,812	3,062	1,414	106	(20,335)	(1,525)	21,891	1,643
Class 529-E	5,771	435	280	21	(2,977)	(224)	3,074	232
Class 529-F-1	20,348	1,533	1,258	95	(6,553)	(492)	15,053	1,136
Class R-1	12,516	939	230	17	(4,550)	(343)	8,196	613
Class R-2	75,654	5,689	2,794	209	(56,500)	(4,250)	21,948	1,648
Class R-3	90,904	6,816	3,563	268	(81,931)	(6,147)	12,536	937
Class R-4	78,513	5,907	2,404	181	(43,189)	(3,255)	37,728	2,833
Class R-5	29,521	2,219	1,060	80	(21,883)	(1,647)	8,698	652
Class R-6	295,391	22,344	6,105	457	(18,136)	(1,354)	283,360	21,447
Total net increase
(decrease)	$4,183,828	314,566	$192,294	14,442	$(2,634,333)	(198,144)	$1,741,789	130,864

Year ended August 31, 2009
Class A	$2,954,110	231,032	$142,852	11,184	$(1,671,069)	(130,578)	$1,425,893	111,638
Class B	80,104	6,269	5,282	414	(86,686)	(6,775)	(1,300)	(92)
Class C	202,289	15,819	7,317	573	(119,432)	(9,336)	90,174	7,056
Class F-1	289,491	22,628	15,043	1,179	(345,177)	(27,024)	(40,643)	(3,217)
Class F-2	250,621	19,554	1,138	87	(15,545)	(1,205)	236,214	18,436
Class 529-A	73,702	5,757	5,875	460	(33,912)	(2,647)	45,665	3,570
Class 529-B	5,293	414	586	46	(3,929)	(307)	1,950	153
Class 529-C	22,796	1,780	1,786	140	(18,614)	(1,453)	5,968	467
Class 529-E	3,963	310	295	23	(2,277)	(178)	1,981	155
Class 529-F-1	13,049	1,018	1,115	87	(5,186)	(406)	8,978	699
Class R-1	7,884	618	220	17	(5,084)	(397)	3,020	238
Class R-2	63,998	4,996	3,678	289	(50,749)	(3,970)	16,927	1,315
Class R-3	76,747	5,997	4,300	337	(61,997)	(4,847)	19,050	1,487
Class R-4	42,080	3,278	2,300	180	(26,892)	(2,099)	17,488	1,359
Class R-5	171,267	13,420	3,027	237	(215,301)	(16,809)	(41,007)	(3,152)
Class R-6†	20,778	1,614	153	12	(290)	(23)	20,641	1,603
Total net increase
(decrease)	$4,278,172	334,504	$194,967	15,265	$(2,662,140)	(208,054)	$1,810,999	141,715

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,367,830,000 and $1,757,455,000, respectively, during the year ended August 31, 2010.

Financial highlights(1)

		Income from investment operations(2)
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 8/31/2010	$13.10	$.33	$.56	$.89	$(.34)	$13.65	6.91%	$6,723	.62%	.62%	2.51%
Year ended 8/31/2009	13.02	.45	.09	.54	(.46)	13.10	4.27	5,304	.69	.68	3.46
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.50	3,820	.70	.67	4.32
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.55	3,539	.70	.67	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	3,513	.71	.68	3.93
Class B:
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.12	175	1.36	1.36	1.78
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.51	207	1.42	1.41	2.79
Year ended 8/31/2008	13.40	.48	(.37)	.11	(.49)	13.02	.76	207	1.43	1.40	3.61
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.80	226	1.43	1.40	3.66
Year ended 8/31/2006	13.63	.44	(.24)	.20	(.44)	13.39	1.50	263	1.42	1.39	3.23
Class C:
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.07	414	1.41	1.41	1.72
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	342	1.46	1.46	2.69
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.71	248	1.48	1.45	3.56
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.75	262	1.49	1.46	3.61
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.44	307	1.47	1.44	3.17
Class F-1:
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.86	573	.67	.67	2.45
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.24	479	.71	.70	3.49
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.49	518	.71	.68	4.31
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.56	482	.69	.66	4.39
Year ended 8/31/2006	13.63	.54	(.24)	.30	(.54)	13.39	2.25	446	.66	.63	3.99
Class F-2:
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.21	256	.34	.34	2.79
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.54	245	.38	.38	3.23
Period from 8/8/2008 to 8/31/2008	13.03	.03	(.01)	.02	(.03)	13.02	.19	4	.03	.03	.27
Class 529-A:
Year ended 8/31/2010	13.10	.32	.56	.88	(.33)	13.65	6.83	284	.69	.69	2.43
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.21	200	.74	.73	3.42
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.44	152	.76	.73	4.27
Year ended 8/31/2007	13.39	.58	.01	.59	(.58)	13.40	4.49	135	.76	.73	4.33
Year ended 8/31/2006	13.63	.52	(.24)	.28	(.52)	13.39	2.17	115	.75	.72	3.91
Class 529-B:
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.00	24	1.48	1.48	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.39	23	1.54	1.53	2.65
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	21	1.55	1.52	3.48
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.66	21	1.56	1.53	3.53
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.37	21	1.55	1.52	3.10
Class 529-C:
Year ended 8/31/2010	13.10	.22	.56	.78	(.23)	13.65	6.01	97	1.47	1.47	1.65
Year ended 8/31/2009	13.02	.34	.09	.43	(.35)	13.10	3.40	72	1.53	1.52	2.66
Year ended 8/31/2008	13.40	.46	(.37)	.09	(.47)	13.02	.64	65	1.55	1.52	3.49
Year ended 8/31/2007	13.39	.47	.01	.48	(.47)	13.40	3.67	70	1.56	1.53	3.54
Year ended 8/31/2006	13.63	.42	(.24)	.18	(.42)	13.39	1.38	75	1.53	1.51	3.12
Class 529-E:
Year ended 8/31/2010	13.10	.29	.56	.85	(.30)	13.65	6.54	14	.97	.97	2.16
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.92	11	1.02	1.01	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.16	9	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.19	8	1.05	1.02	4.05
Year ended 8/31/2006	13.63	.49	(.24)	.25	(.49)	13.39	1.89	7	1.02	1.00	3.63

Class 529-F-1:
Year ended 8/31/2010	$13.10	$.35	$.56	$.91	$(.36)	$13.65	7.07%	$54	.47%	.47%	2.65%
Year ended 8/31/2009	13.02	.47	.09	.56	(.48)	13.10	4.44	37	.52	.52	3.63
Year ended 8/31/2008	13.40	.60	(.37)	.23	(.61)	13.02	1.67	27	.54	.51	4.49
Year ended 8/31/2007	13.39	.61	.01	.62	(.61)	13.40	4.71	24	.55	.52	4.55
Year ended 8/31/2006	13.63	.55	(.24)	.31	(.55)	13.39	2.39	18	.52	.50	4.15
Class R-1:
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	19	1.42	1.42	1.69
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.45	10	1.47	1.46	2.65
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.69	7	1.50	1.47	3.53
Year ended 8/31/2007	13.39	.48	.01	.49	(.48)	13.40	3.69	5	1.58	1.51	3.55
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.43	5	1.58	1.46	3.17
Class R-2:
Year ended 8/31/2010	13.10	.23	.56	.79	(.24)	13.65	6.06	175	1.45	1.42	1.71
Year ended 8/31/2009	13.02	.35	.09	.44	(.36)	13.10	3.47	146	1.53	1.45	2.72
Year ended 8/31/2008	13.40	.47	(.37)	.10	(.48)	13.02	.72	128	1.56	1.44	3.56
Year ended 8/31/2007	13.39	.49	.01	.50	(.49)	13.40	3.76	117	1.62	1.45	3.62
Year ended 8/31/2006	13.63	.43	(.24)	.19	(.43)	13.39	1.45	106	1.77	1.44	3.19
Class R-3:
Year ended 8/31/2010	13.10	.28	.56	.84	(.29)	13.65	6.52	172	.99	.99	2.14
Year ended 8/31/2009	13.02	.40	.09	.49	(.41)	13.10	3.90	153	1.04	1.03	3.14
Year ended 8/31/2008	13.40	.53	(.37)	.16	(.54)	13.02	1.15	133	1.04	1.01	3.99
Year ended 8/31/2007	13.39	.54	.01	.55	(.54)	13.40	4.17	119	1.07	1.04	4.02
Year ended 8/31/2006	13.63	.48	(.24)	.24	(.48)	13.39	1.83	105	1.09	1.05	3.57
Class R-4:
Year ended 8/31/2010	13.10	.33	.56	.89	(.34)	13.65	6.87	121	.65	.65	2.46
Year ended 8/31/2009	13.02	.44	.09	.53	(.45)	13.10	4.25	79	.70	.69	3.47
Year ended 8/31/2008	13.40	.57	(.37)	.20	(.58)	13.02	1.48	61	.72	.69	4.30
Year ended 8/31/2007	13.39	.59	.01	.60	(.59)	13.40	4.53	47	.71	.68	4.39
Year ended 8/31/2006	13.63	.53	(.24)	.29	(.53)	13.39	2.20	33	.71	.68	3.96
Class R-5:
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.18	45	.36	.36	2.76
Year ended 8/31/2009	13.02	.48	.09	.57	(.49)	13.10	4.56	35	.39	.39	3.76
Year ended 8/31/2008	13.40	.61	(.37)	.24	(.62)	13.02	1.79	76	.41	.38	4.62
Year ended 8/31/2007	13.39	.63	.01	.64	(.63)	13.40	4.84	71	.42	.39	4.67
Year ended 8/31/2006	13.63	.57	(.24)	.33	(.57)	13.39	2.51	66	.41	.38	4.24
Class R-6:
Year ended 8/31/2010	13.10	.37	.56	.93	(.38)	13.65	7.24	315	.31	.31	2.77
Period from 5/1/2009 to 8/31/2009	12.79	.14	.31	.45	(.14)	13.10	3.56	21	.12	.12	1.08

	Year ended August 31
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	43%	87%	80%	63%	71%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Intermediate Bond Fund of America:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Intermediate Bond Fund of America (the “Fund”), as of August 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Bond Fund of America as of August 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
October 12, 2010

Expense example
                                unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2010, through August 31, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 3/1/2010	Ending account value 8/31/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,040.17	$3.03	.59%
Class A -- assumed 5% return	1,000.00	1,022.23	3.01	.59
Class B -- actual return	1,000.00	1,036.21	6.93	1.35
Class B -- assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class C -- actual return	1,000.00	1,035.97	7.18	1.40
Class C -- assumed 5% return	1,000.00	1,018.15	7.12	1.40
Class F-1 -- actual return	1,000.00	1,039.82	3.39	.66
Class F-1 -- assumed 5% return	1,000.00	1,021.88	3.36	.66
Class F-2 -- actual return	1,000.00	1,041.54	1.70	.33
Class F-2 -- assumed 5% return	1,000.00	1,023.54	1.68	.33
Class 529-A -- actual return	1,000.00	1,039.71	3.50	.68
Class 529-A -- assumed 5% return	1,000.00	1,021.78	3.47	.68
Class 529-B -- actual return	1,000.00	1,035.60	7.54	1.47
Class 529-B -- assumed 5% return	1,000.00	1,017.80	7.48	1.47
Class 529-C -- actual return	1,000.00	1,035.67	7.49	1.46
Class 529-C -- assumed 5% return	1,000.00	1,017.85	7.43	1.46
Class 529-E -- actual return	1,000.00	1,038.27	4.93	.96
Class 529-E -- assumed 5% return	1,000.00	1,020.37	4.89	.96
Class 529-F-1 -- actual return	1,000.00	1,040.86	2.37	.46
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.89	2.35	.46
Class R-1 -- actual return	1,000.00	1,035.93	7.24	1.41
Class R-1 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-2 -- actual return	1,000.00	1,035.93	7.24	1.41
Class R-2 -- assumed 5% return	1,000.00	1,018.10	7.17	1.41
Class R-3 -- actual return	1,000.00	1,038.17	5.03	.98
Class R-3 -- assumed 5% return	1,000.00	1,020.27	4.99	.98
Class R-4 -- actual return	1,000.00	1,039.89	3.34	.65
Class R-4 -- assumed 5% return	1,000.00	1,021.93	3.31	.65
Class R-5 -- actual return	1,000.00	1,041.39	1.85	.36
Class R-5 -- assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-6 -- actual return	1,000.00	1,041.71	1.54	.30
Class R-6 -- assumed 5% return	1,000.00	1,023.69	1.53	.30

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended August 31, 2010:

Qualified dividend income	$608,000
U.S. government income that may be exempt from state taxation	$76,353,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional term through March 31, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objectives of providing current income while preserving capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC with investment mandates similar to those of the fund. They noted that, although the fees paid by those clients generally were lower than those paid by the fund, the differences appropriately reflected the significant investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2010 (the most recent calendar quarter-end):
			10 years1/
	1 year	5 years	Life of class
Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	0.52%	2.92%	3.79%
Not reflecting CDSC	5.52	3.28	3.79

Class C shares2 — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.47	3.23	3.07
Not reflecting CDSC	5.47	3.23	3.07

Class F-1 shares3 — first sold 3/19/01
Not reflecting annual asset-based fee charged
by sponsoring firm	6.25	4.02	3.86

Class F-2 shares3 — first sold 8/8/08
Not reflecting annual asset-based fee charged
by sponsoring firm	6.60	—	5.66

Class 529-A shares4 — first sold 2/19/02
Reflecting 2.50% maximum sales charge	3.55	3.44	3.33
Not reflecting maximum sales charge	6.23	3.97	3.64

Class 529-B shares2,4 — first sold 2/26/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	0.39	2.79	2.87
Not reflecting CDSC	5.39	3.15	2.87

Class 529-C shares2,4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	4.40	3.16	2.82
Not reflecting CDSC	5.40	3.16	2.82

Class 529-E shares3,4 — first sold 3/15/02	5.93	3.68	3.47

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	6.46	4.19	3.46

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 23 and 24 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees
	Year first
	elected a
	trustee of
Name and age	the fund1	Principal occupation(s) during past five years

Lee A. Ault III, 74	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 76		Ambassador to Spain

James G. Ellis, 63	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 75	1989	Chairman of the Board, Senior Resource
Chairman of the Board		Group LLC (development and management
(Independent and		of senior living communities)
Non-Executive)

Leonard R. Fuller, 64	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D, 55	2010	Director, Accounting Program, University of Redlands

Richard G. Newman, 75	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 67	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 52	2010	President and CEO, Margaret Spellings & Company;
		former United States Secretary of Education, United
		States Department of Education — Federal
		Government Agency; former Assistant to the
		President for Domestic Policy, The White House —
		Federal Government, Executive Branch — Domestic
		Policy

Steadman Upham, Ph.D., 61	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	trustee	Other directorships3 held by trustee

Lee A. Ault III, 74	38	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	38	None

Ambassador	12	Capital Private Client Services Funds;
Richard G. Capen, Jr., 76		Carnival Corporation

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 75	41	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 64	41	None

W. Scott Hedrick, 65	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D, 55	38	None

Richard G. Newman, 75	13	Capital Private Client Services Funds;
		Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 67	38	None

Margaret Spellings, 52	38	None

Steadman Upham, Ph.D., 61	41	None

H. Frederick Christie, a trustee of the fund since 1987, retired from the board in December 2009. The trustees thank Mr. Christie for his dedication and service to the fund.

See page 32 for footnotes.

“Interested” trustees4
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Paul G. Haaga, Jr., 61	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President — Fixed Income, Capital Research and Management Company

John H. Smet, 54	1993	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director,
		The Capital Group Companies, Inc.5

“Interested” trustees4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	trustee	Other directorships3 held by trustee

Paul G. Haaga, Jr., 61	12	None
Vice Chairman of the Board

John H. Smet, 54	2	None
President

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

David A. Hoag, 45	2004	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research and Management Company; Vice
		President, Capital Guardian Trust Company5

Kristine M. Nishiyama, 40	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel — Capital Bank and Trust Company5

Kimberly S. Verdick, 46	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

M. Susan Gupton, 37	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 35	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Ari M. Vinocor, 35	2007	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1Trustees and officers of the fund serve until their resignation, removal or retirement.

2Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

3This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5Company affiliated with Capital Research and Management Company.

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete August 31, 2010, portfolio of Intermediate Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Intermediate Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Intermediate Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
>Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds  Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-923-1010P

Litho in USA KBDA/AC/8059-S26189

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$90,000
2010	$85,000

b) Audit-Related Fees:
2009	$2,000
2010	$2,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$968,000
2010	$1,196,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,397,000 for fiscal year 2009 and $1,625,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Intermediate Bond Fund of America®
Investment portfolio

August 31, 2010

Bonds & notes — 92.58%	Principal amount (000)	Value (000)

U.S. TREASURY BONDS & NOTES — 41.22%
U.S. Treasury 1.00% 2011	$825	$831
U.S. Treasury 2.375% 20111	2,691	2,728
U.S. Treasury 4.50% 2011	24,500	25,770
U.S. Treasury 4.875% 2011	253,750	262,502
U.S. Treasury 5.125% 2011	15,000	15,605
U.S. Treasury 0.625% 2012	63,200	63,394
U.S. Treasury 0.875% 2012	8,260	8,317
U.S. Treasury 1.375% 2012	6,200	6,314
U.S. Treasury 4.25% 2012	78,500	84,658
U.S. Treasury 4.50% 2012	125,000	133,122
U.S. Treasury 4.625% 2012	20,000	21,605
U.S. Treasury 4.625% 2012	15,025	15,977
U.S. Treasury 4.75% 2012	30,000	32,262
U.S. Treasury 4.875% 2012	95,000	101,222
U.S. Treasury 1.875% 20131	40,648	43,059
U.S. Treasury 2.75% 2013	25,000	26,365
U.S. Treasury 2.75% 2013	1,675	1,780
U.S. Treasury 3.125% 2013	234,000	250,993
U.S. Treasury 3.125% 2013	50,000	53,668
U.S. Treasury 3.375% 2013	156,750	169,119
U.S. Treasury 3.375% 2013	31,750	34,196
U.S. Treasury 3.50% 2013	10,975	11,847
U.S. Treasury 3.625% 2013	62,225	67,329
U.S. Treasury 4.25% 2013	121,680	134,471
U.S. Treasury 1.75% 2014	48,640	50,110
U.S. Treasury 1.75% 2014	25,000	25,765
U.S. Treasury 1.875% 2014	47,450	49,088
U.S. Treasury 2.25% 2014	166,000	174,041
U.S. Treasury 2.00% 20141	11,974	12,781
U.S. Treasury 2.625% 2014	197,000	209,267
U.S. Treasury 4.00% 2014	149,500	165,682
U.S. Treasury 1.625% 20151	26,341	27,944
U.S. Treasury 2.25% 2015	112,250	117,424
U.S. Treasury 4.125% 2015	50,000	56,613
U.S. Treasury 4.25% 2015	50,000	57,027
U.S. Treasury 2.375% 2016	57,300	59,825
U.S. Treasury 3.25% 2016	40,000	43,509
U.S. Treasury 3.25% 2016	13,800	15,048
U.S. Treasury 5.125% 2016	96,500	115,427
U.S. Treasury 7.50% 2016	25,000	33,511
U.S. Treasury 2.75% 2017	10,300	10,875
U.S. Treasury 3.125% 2017	85,000	91,800
U.S. Treasury 4.50% 2017	12,150	14,184
U.S. Treasury 4.625% 2017	115,850	135,879
U.S. Treasury 8.75% 2017	25,000	35,965
U.S. Treasury 3.50% 2018	357,000	394,346
U.S. Treasury 3.75% 2018	40,000	44,798
U.S. Treasury 4.00% 2018	60,000	68,372
U.S. Treasury 2.75% 2019	3,100	3,222
U.S. Treasury 3.375% 2019	55,000	59,411
U.S. Treasury 3.625% 2019	133,750	147,517
U.S. Treasury 3.625% 2020	65,000	71,536
U.S. Treasury 8.00% 2021	20,000	30,342
U.S. Treasury 4.25% 2039	4,200	4,746
U.S. Treasury 4.375% 2040	5,200	6,001
		3,899,190

CORPORATE BONDS & NOTES — 20.43%
Financials — 6.63%
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 20102	18,010	18,139
Westfield Group 5.40% 20122	7,500	8,055
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20142	5,000	5,413
Westfield Group 7.50% 20142	750	873
Westfield Group 5.75% 20152	5,000	5,581
Westfield Group 5.70% 20162	1,250	1,398
Westfield Group 7.125% 20182	1,000	1,189
Kimco Realty Corp. 6.00% 2012	1,250	1,355
Pan Pacific Retail Properties, Inc. 6.125% 2013	1,285	1,376
Kimco Realty Corp., Series C, 4.82% 2014	795	847
Kimco Realty Corp., Series C, 4.904% 2015	8,915	9,517
Kimco Realty Corp., Series C, 5.783% 2016	9,500	10,452
Kimco Realty Corp. 5.70% 2017	5,500	6,009
Kimco Realty Corp. 6.875% 2019	2,000	2,302
Countrywide Financial Corp., Series B, 5.80% 2012	12,750	13,566
Bank of America Corp. 3.70% 2015	7,000	6,995
Bank of America Corp. 4.50% 2015	5,000	5,187
Bank of America Corp. 5.75% 2017	5,070	5,375
Simon Property Group, LP 6.75% 2014	5,655	6,550
Simon Property Group, LP 4.20% 2015	9,430	10,089
Simon Property Group, LP 6.10% 2016	7,000	8,100
Simon Property Group, LP 5.875% 2017	2,500	2,849
Simon Property Group, LP 10.35% 2019	750	1,055
ProLogis 7.625% 2014	10,750	11,624
ProLogis 5.625% 2016	12,260	11,685
ProLogis 6.625% 20183	3,110	3,114
New York Life Global Funding 5.25% 20122	14,000	15,152
New York Life Global Funding 4.65% 20132	9,000	9,759
Scotland International Finance No. 2 BV 4.25% 20132	1,195	1,179
Lloyds TSB Bank PLC 4.375% 20152	8,000	8,226
HBOS PLC 6.75% 20182	6,265	6,134
Lloyds TSB Bank PLC 5.80% 20202	8,745	9,029
Monumental Global Funding 5.50% 20132	4,500	4,874
Monumental Global Funding III 0.726% 20142,4	9,140	8,749
Monumental Global Funding III 5.25% 20142	8,500	9,353
HSBC Finance Corp. 0.776% 20144	2,250	2,134
HSBC Bank PLC 3.50% 20152	10,000	10,437
HSBC Finance Corp. 0.968% 20164	4,400	3,941
HSBC Bank USA, NA 4.875% 2020	6,000	6,211
UBS AG 5.875% 2017	19,000	21,480
Royal Bank of Scotland PLC 3.40% 2013	12,000	12,162
Royal Bank of Scotland Group PLC 5.05% 2015	7,000	6,875
Jackson National Life Global 5.375% 20132	17,565	18,932
Barclays Bank PLC 5.45% 2012	4,000	4,317
Barclays Bank PLC 5.20% 2014	4,500	4,955
Barclays Bank PLC 6.05% 20172	7,940	8,559
Wells Fargo & Co. 3.625% 2015	10,000	10,476
Wells Fargo & Co. 5.625% 2017	5,750	6,503
Metropolitan Life Global Funding I, 5.125% 20132	15,250	16,622
Nordea Bank, Series 2, 3.70% 20142	15,000	15,764
JPMorgan Chase & Co. 4.75% 2013	6,000	6,508
JPMorgan Chase & Co. 3.40% 2015	6,000	6,193
JPMorgan Chase & Co. 4.891% 20154	2,698	2,686
Standard Chartered PLC 3.85% 20152	10,000	10,350
Standard Chartered Bank 6.40% 20172	4,020	4,508
Bank of New York Mellon Corp., Series G, 4.95% 2012	13,500	14,622
UniCredito Italiano SpA 5.584% 20172,4	11,550	11,144
UniCredito Italiano SpA 6.00% 20172	3,300	3,368
Northern Trust Corp. 5.50% 2013	6,500	7,294
Northern Trust Corp. 4.625% 2014	2,825	3,127
Northern Trust Corp. 5.85% 20172	2,750	3,203
American Honda Finance Corp. 5.125% 20102	13,000	13,165
Goldman Sachs Group, Inc. 3.625% 2012	2,125	2,201
Goldman Sachs Group, Inc. 6.15% 2018	8,560	9,363
Goldman Sachs Group, Inc. 5.375% 2020	1,475	1,525
Citigroup Inc. 4.75% 2015	7,000	7,219
Citigroup Inc. 6.01% 2015	4,750	5,122
Abbey National Treasury Services PLC 3.875% 20142	8,200	8,361
Santander Issuances, SA Unipersonal 5.911% 20162	200	209
Sovereign Bancorp, Inc. 8.75% 2018	2,470	2,840
TIAA Global Markets 4.95% 20132	10,000	10,998
Morgan Stanley 6.00% 2014	2,365	2,580
Morgan Stanley 4.10% 2015	4,000	4,086
Morgan Stanley, Series F, 6.00% 2015	3,635	3,967
Allstate Life Global Funding Trust, Series 2008-4, 5.375% 2013	9,500	10,494
Berkshire Hathaway Finance Corp. 4.60% 2013	4,375	4,777
Berkshire Hathaway Finance Corp. 5.00% 2013	4,500	5,000
Korea Development Bank 5.30% 2013	2,500	2,649
Korea Development Bank 8.00% 2014	5,350	6,297
Crédit Agricole CIB 1.077% 20124	7,500	7,464
ANZ National (International) Ltd. 3.125% 20152	7,000	7,044
Toyota Motor Credit Corp. 1.375% 2013	7,000	7,024
ERP Operating LP 6.625% 2012	2,000	2,145
ERP Operating LP 5.25% 2014	4,000	4,421
Paribas, New York Branch 6.95% 2013	5,000	5,649
PRICOA Global Funding I 5.30% 20132	5,000	5,502
Société Générale 5.75% 20162	4,200	4,630
Boston Properties LP 6.25% 2013	4,030	4,420
Principal Life Insurance Co. 5.30% 2013	4,000	4,338
PNC Funding Corp. 5.125% 2010	4,000	4,049
Sumitomo Mitsui Banking Corporation 3.15% 20152	3,445	3,585
American Express Co. 6.15% 2017	2,900	3,334
Credit Suisse Group AG 5.50% 2014	3,000	3,324
US Bank NA 4.95% 2014	2,550	2,821
Liberty Mutual Group Inc. 5.75% 20142	1,500	1,575
Nationwide Mutual Insurance Co. 5.81% 20242,4	1,630	1,410
Development Bank of Singapore Ltd. 7.125% 20112	200	208
		627,317

Utilities — 2.21%
Iberdrola Finance Ireland 3.80% 20142	20,000	20,437
Scottish Power PLC 5.375% 2015	4,000	4,415
Iberdrola Finance Ireland 5.00% 20192	5,000	5,017
Niagara Mohawk Power 3.553% 20142	11,170	11,785
National Grid PLC 6.30% 2016	10,990	12,898
Pacific Gas and Electric Co. 6.25% 2013	12,250	14,072
PG&E Corp. 5.75% 2014	5,000	5,641
Progress Energy, Inc. 6.05% 2014	16,500	18,759
Enel Finance International SA 3.875% 20142	15,550	16,115
E.ON International Finance BV 5.80% 20182	13,000	15,246
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	12,000	13,465
National Rural Utilities Cooperative Finance Corp. 3.875% 2015	500	541
Electricité de France SA 5.50% 20142	10,000	11,314
MidAmerican Energy Holdings Co. 5.75% 2018	8,600	9,968
Veolia Environnement 5.25% 2013	8,350	9,113
PSEG Power LLC, Series B, 5.125% 2012	8,343	9,010
Ohio Power Co., Series J, 5.30% 2010	8,000	8,057
Teco Finance, Inc. 4.00% 2016	6,000	6,283
Duke Energy Indiana, Inc. 3.75% 2020	5,000	5,273
Consumers Energy Co., First Mortgage Bonds, 5.15% 2017	500	564
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	3,100	3,675
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series Q, 5.45% 2013	2,850	3,127
Public Service Co. of Colorado 5.80% 2018	2,250	2,699
CenterPoint Energy Houston Electric, LLC, General Mortgage Bonds, Series U, 7.00% 2014	1,500	1,779
		209,253

Health care — 2.04%
Novartis Capital Corp. 1.90% 2013	5,000	5,134
Novartis Capital Corp. 4.125% 2014	17,500	19,152
Novartis Capital Corp. 2.90% 2015	10,000	10,494
Novartis Securities Investment Ltd. 5.125% 2019	5,000	5,773
Roche Holdings Inc. 5.00% 20142	29,500	33,039
Roche Holdings Inc. 6.00% 20192	5,000	6,088
GlaxoSmithKline Capital Inc. 4.85% 2013	12,500	13,741
GlaxoSmithKline Capital Inc. 5.65% 2018	10,000	11,895
Pfizer Inc. 5.35% 2015	10,000	11,541
Pfizer Inc. 6.20% 2019	5,000	6,190
Merck & Co., Inc. 1.875% 2011	7,555	7,645
Schering-Plough Corp. 6.00% 2017	7,945	9,674
Eli Lilly and Co. 3.55% 2012	12,750	13,277
Abbott Laboratories 2.70% 2015	6,500	6,817
Abbott Laboratories 5.875% 2016	3,225	3,861
WellPoint, Inc. 6.00% 2014	4,400	5,003
WellPoint, Inc. 5.25% 2016	3,000	3,364
AstraZeneca PLC 5.40% 2012	7,000	7,642
UnitedHealth Group Inc. 6.00% 2017	4,750	5,529
Express Scripts Inc. 5.25% 2012	3,160	3,373
Express Scripts Inc. 6.25% 2014	1,010	1,165
Hospira, Inc. 5.55% 2012	2,500	2,654
		193,051

Telecommunication services — 1.98%
SBC Communications Inc. 6.25% 2011	34,250	35,272
AT&T Inc. 4.95% 2013	8,250	8,994
AT&T Inc. 2.50% 2015	5,000	5,059
Verizon Communications Inc. 3.75% 2011	17,500	17,888
Verizon Communications Inc. 5.25% 2013	7,200	7,952
Verizon Communications Inc. 7.375% 2013	5,000	5,930
Verizon Communications Inc. 5.55% 2014	11,170	12,650
France Télécom 7.75% 20114	12,500	12,938
France Télécom 4.375% 2014	11,995	13,272
Telecom Italia Capital SA 4.95% 2014	7,225	7,601
Telecom Italia Capital SA 6.175% 2014	9,000	9,876
Telecom Italia Capital SA 5.25% 2015	7,000	7,459
Vodafone Group PLC 5.00% 2015	5,000	5,559
Vodafone Group PLC 5.375% 2015	12,000	13,449
Telefónica Emisiones, SAU 3.729% 2015	5,000	5,175
Telefónica Emisiones, SAU 4.949% 2015	5,000	5,403
Singapore Telecommunications Ltd. 6.375% 20112	7,000	7,443
Deutsche Telekom International Finance BV 4.875% 2014	5,000	5,497
		187,417

Industrials — 1.93%
Canadian National Railway Co. 4.95% 2014	17,850	19,929
Canadian National Railway Co. 5.85% 2017	7,000	8,291
Union Pacific Corp. 5.125% 2014	6,125	6,800
Union Pacific Corp. 5.75% 2017	1,515	1,769
Union Pacific Corp. 5.70% 2018	7,465	8,724
Union Pacific Corp. 4.00% 2021	7,000	7,336
Burlington Northern Santa Fe Corp. 7.00% 2014	13,480	15,801
Raytheon Co. 5.375% 2013	5,000	5,553
Raytheon Co. 4.40% 2020	7,625	8,541
BAE Systems 2001 Asset Trust, Series 2001, Class B, 7.156% 20112,5	6,544	6,778
BAE Systems 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 20132,5	1,356	1,492
BAE Systems Holdings Inc. 4.95% 20142	4,500	4,973
Honeywell International Inc. 3.875% 2014	10,100	10,994
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 0.886% 20154,5	9,487	8,518
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 20225	1,893	1,837
Northrop Grumman Corp. 3.70% 2014	9,500	10,159
United Technologies Corp. 4.50% 2020	8,215	9,268
Norfolk Southern Corp. 5.75% 2016	7,190	8,344
John Deere Capital Corp., Series D, 4.90% 2013	5,000	5,525
General Electric Co. 5.00% 2013	2,000	2,169
General Electric Capital Corp., Series A, 5.625% 2017	3,000	3,319
Caterpillar Financial Services Corp., Series F, 4.85% 2012	1,000	1,083
Caterpillar Financial Services Corp., Series F, 4.25% 2013	4,000	4,295
Lockheed Martin Corp. 4.121% 2013	5,000	5,372
Koninklijke Philips Electronics NV 4.625% 2013	4,300	4,663
Volvo Treasury AB 5.95% 20152	4,300	4,659
Atlas Copco AB 5.60% 20172	4,000	4,460
CSX Corp. 5.75% 2013	1,635	1,801
		182,453

Energy — 1.92%
Shell International Finance BV 1.30% 2011	7,500	7,572
Shell International Finance BV 1.875% 2013	17,000	17,361
Shell International Finance BV 4.00% 2014	25,000	27,120
StatoilHydro ASA 2.90% 2014	3,110	3,250
StatoilHydro ASA 3.875% 2014	4,750	5,134
Statoil ASA 3.125% 2017	22,000	22,740
BP Capital Markets PLC 3.125% 2012	18,500	18,539
BP Capital Markets PLC 3.625% 20142	2,000	1,986
BP Capital Markets PLC 3.875% 2015	2,500	2,479
Chevron Corp. 3.95% 2014	18,000	19,653
Rockies Express Pipeline LLC 6.25% 20132	11,300	12,316
Kinder Morgan Energy Partners LP 5.00% 2013	5,000	5,404
Kinder Morgan Energy Partners LP 5.125% 2014	5,000	5,517
Total Capital SA 3.00% 2015	7,000	7,344
Husky Energy Inc. 5.90% 2014	6,000	6,705
TransCanada PipeLines Ltd. 6.50% 2018	5,000	6,133
Enbridge Energy Partners, LP, Series B, 6.50% 2018	4,600	5,433
Sunoco, Inc. 5.75% 2017	3,000	3,152
Enbridge Inc. 5.60% 2017	2,500	2,917
Qatar Petroleum 5.579% 20112,5	1,112	1,134
		181,889

Consumer staples — 1.90%
Anheuser-Busch InBev NV 7.20% 20142	10,000	11,664
Anheuser-Busch InBev NV 3.625% 20152	7,000	7,333
Anheuser-Busch InBev NV 4.125% 2015	7,500	8,044
Kroger Co. 7.50% 2014	6,030	7,139
Kroger Co. 3.90% 2015	5,250	5,684
Kroger Co. 6.40% 2017	2,500	2,989
Wal-Mart Stores, Inc. 4.25% 2013	2,000	2,168
Wal-Mart Stores, Inc. 2.25% 2015	5,000	5,148
Wal-Mart Stores, Inc. 2.875% 2015	7,000	7,404
Wal-Mart Stores, Inc. 5.80% 2018	740	891
Diageo Capital PLC 7.375% 2014	926	1,096
Diageo Capital PLC 5.75% 2017	11,845	13,928
Kraft Foods Inc. 2.625% 2013	13,660	14,105
Walgreen Co. 4.875% 2013	10,500	11,664
Costco Wholesale Corp. 5.30% 2012	10,700	11,459
Coca-Cola Co. 3.625% 2014	10,000	10,850
CVS Caremark Corp. 6.036% 20285	2,498	2,642
CVS Caremark Corp. 6.943% 20305	5,778	6,580
Procter & Gamble Co. 3.50% 2015	7,500	8,182
Unilever Capital Corp. 3.65% 2014	7,500	8,088
British American Tobacco International Finance PLC 9.50% 20182	5,910	8,027
Tesco PLC 5.50% 20172	6,840	7,895
PepsiCo, Inc. 3.10% 2015	6,000	6,387
Kimberly-Clark Corp. 7.50% 2018	4,500	5,962
Altria Group, Inc. 8.50% 2013	4,000	4,766
		180,095

Consumer discretionary — 1.09%
Time Warner Cable Inc. 6.20% 2013	12,000	13,526
Time Warner Cable Inc. 7.50% 2014	5,430	6,395
Time Warner Cable Inc. 8.25% 2014	1,000	1,195
Comcast Corp. 5.30% 2014	2,000	2,228
Comcast Corp. 5.85% 2015	3,000	3,472
Comcast Corp. 6.30% 2017	9,000	10,632
News America Inc. 6.90% 2019	10,250	12,514
Lowe’s Companies, Inc. 4.625% 2020	8,500	9,547
Walt Disney Co. 4.70% 2012	5,000	5,430
McDonald’s Corp., Series I, 4.30% 2013	5,000	5,422
Volkswagen International Finance NV 1.625% 20132	5,000	5,015
Target Corp. 6.00% 2018	4,055	4,910
Nordstrom, Inc. 6.75% 2014	4,180	4,897
Thomson Reuters Corp. 5.95% 2013	4,130	4,648
Kohl’s Corp. 7.375% 2011	4,175	4,444
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	3,050	3,193
DaimlerChrysler North America Holding Corp. 5.875% 2011	950	976
Home Depot, Inc. 5.20% 2011	3,000	3,063
Staples, Inc. 9.75% 2014	1,000	1,242
		102,749

Information technology — 0.50%
Cisco Systems, Inc. 5.25% 2011	5,750	5,878
Cisco Systems, Inc. 2.90% 2014	5,500	5,830
International Business Machines Corp. 1.068% 20114	5,000	5,032
International Business Machines Corp. 5.70% 2017	5,000	5,999
National Semiconductor Corp. 6.15% 2012	6,500	6,947
National Semiconductor Corp. 6.60% 2017	2,500	2,930
Oracle Corp. 4.95% 2013	7,500	8,281
Hewlett-Packard Co. 5.50% 2018	5,000	5,935
		46,832

Materials — 0.23%
Rio Tinto Finance (USA) Ltd. 5.875% 2013	7,000	7,797
ArcelorMittal 3.75% 2015	7,000	6,948
BHP Billiton Finance (USA) Ltd. 5.50% 2014	5,865	6,604
		21,349

Total corporate bonds & notes		1,932,405

MORTGAGE-BACKED OBLIGATIONS — 17.55%
Federal agency mortgage-backed obligations5 — 14.47%
Fannie Mae 7.00% 2015	586	633
Fannie Mae 7.00% 2016	448	485
Fannie Mae 11.50% 2019	182	200
Fannie Mae 5.50% 2021	646	696
Fannie Mae 5.50% 2022	5,114	5,509
Fannie Mae 4.50% 2023	33,367	35,381
Fannie Mae 4.00% 2024	34,676	36,521
Fannie Mae 4.00% 2024	21,588	22,731
Fannie Mae 4.50% 2024	36,562	38,702
Fannie Mae 4.50% 2024	20,042	21,246
Fannie Mae 4.50% 2024	19,594	20,771
Fannie Mae 4.50% 2024	17,030	18,053
Fannie Mae 4.50% 2024	10,027	10,630
Fannie Mae 4.50% 2024	2,309	2,447
Fannie Mae 4.50% 2024	2,073	2,198
Fannie Mae 6.00% 2024	2,352	2,562
Fannie Mae 4.00% 2025	75,000	78,895
Fannie Mae 4.00% 2025	43,468	45,740
Fannie Mae 4.00% 2025	36,343	38,243
Fannie Mae 4.00% 2025	29,857	31,418
Fannie Mae 4.00% 2025	4,132	4,348
Fannie Mae 4.50% 2025	72,356	76,668
Fannie Mae 4.50% 2025	4,368	4,628
Fannie Mae 6.00% 2026	1,597	1,739
Fannie Mae 9.095% 20264	483	539
Fannie Mae 6.00% 2028	4,546	4,936
Fannie Mae 6.00% 2028	2,118	2,299
Fannie Mae 6.00% 2028	1,548	1,681
Fannie Mae 6.50% 2034	4,719	5,210
Fannie Mae 6.50% 2035	3,743	4,144
Fannie Mae 5.50% 2036	5,066	5,433
Fannie Mae 5.50% 2037	6,363	6,824
Fannie Mae 5.545% 20374	3,073	3,231
Fannie Mae 6.00% 2037	11,726	12,807
Fannie Mae 6.50% 2037	9,032	9,846
Fannie Mae 7.00% 2037	1,572	1,698
Fannie Mae 7.50% 2037	337	370
Fannie Mae 5.451% 20384	2,920	3,089
Fannie Mae 5.50% 2038	18,927	20,354
Fannie Mae 5.50% 2038	6,317	6,763
Fannie Mae 5.529% 20384	1,919	2,050
Fannie Mae 6.00% 2038	42,053	45,258
Fannie Mae 6.00% 2038	15,781	17,023
Fannie Mae 6.00% 2038	15,466	16,683
Fannie Mae 6.00% 2038	4,630	4,994
Fannie Mae 3.597% 20394	8,791	9,233
Fannie Mae 3.613% 20394	20,560	21,585
Fannie Mae 3.614% 20394	3,739	3,935
Fannie Mae 3.637% 20394	4,368	4,588
Fannie Mae 3.648% 20394	1,378	1,440
Fannie Mae 3.734% 20394	3,768	3,960
Fannie Mae 3.784% 20394	7,650	8,037
Fannie Mae 3.81% 20394	2,562	2,694
Fannie Mae 3.831% 20394	3,139	3,291
Fannie Mae 3.874% 20394	834	880
Fannie Mae 3.897% 20394	4,444	4,632
Fannie Mae 3.922% 20394	3,076	3,228
Fannie Mae 3.943% 20394	8,599	9,068
Fannie Mae 5.105% 20394	3,092	3,286
Fannie Mae 6.00% 2039	2,893	3,119
Fannie Mae 6.50% 2039	2,588	2,815
Fannie Mae 3.63% 20404	1,423	1,487
Fannie Mae 5.00% 2040	24,797	26,371
Fannie Mae 5.00% 2040	14,900	15,846
Fannie Mae 5.00% 2040	11,956	12,715
Fannie Mae 5.00% 2040	9,973	10,607
Fannie Mae 5.00% 2040	9,936	10,567
Fannie Mae 5.00% 2040	7,922	8,425
Fannie Mae 5.50% 2040	6,984	7,477
Fannie Mae 5.50% 2040	6,984	7,477
Fannie Mae 6.50% 2047	7,219	7,750
Fannie Mae 7.00% 2047	366	395
Fannie Mae 7.00% 2047	74	80
Fannie Mae, Series 2001-4, Class GA, 9.923% 20254	455	532
Fannie Mae, Series 2001-4, Class NA, 11.772% 20254	854	967
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	1,019	1,200
Fannie Mae, Series 2001-20, Class D, 11.041% 20314	81	94
Fannie Mae, Series 2005-29, Class AK, 4.50% 2035	5,088	5,412
Fannie Mae, Series 2006-96, Class MO, principal only, 0% 2036	4,213	3,801
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	18,006	19,831
Fannie Mae, Series 2006-114, Class PD, 6.00% 2036	8,225	9,125
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	5,682	6,265
Fannie Mae, Series 2006-123, Class BO, principal only, 0% 2037	9,846	8,957
Fannie Mae, Series 2007-114, Class A7, 0.464% 20374	12,500	12,345
Fannie Mae, Series 2007-33, Class HE, 5.50% 2037	7,780	8,428
Fannie Mae, Series 2007-24, Class P, 6.00% 2037	8,704	9,469
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	256	297
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	226	246
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	1,045	1,231
Government National Mortgage Assn. 4.00% 2039	22,000	22,974
Government National Mortgage Assn. 4.00% 2039	8,000	8,354
Government National Mortgage Assn. 4.00% 2040	50,000	52,213
Government National Mortgage Assn. 4.00% 2040	37,024	38,663
Government National Mortgage Assn. 4.50% 2040	49,857	53,033
Government National Mortgage Assn. 4.50% 2040	28,970	30,780
Government National Mortgage Assn. 4.50% 2040	14,718	15,638
Government National Mortgage Assn. 4.50% 2040	7,733	8,216
Freddie Mac 4.50% 2023	10,428	11,066
Freddie Mac 5.00% 2023	8,784	9,343
Freddie Mac 5.00% 2023	2,862	3,044
Freddie Mac 5.00% 2024	2,065	2,198
Freddie Mac 4.50% 2025	27,694	29,326
Freddie Mac 6.00% 2026	564	611
Freddie Mac 6.00% 2026	237	257
Freddie Mac 6.50% 2027	3,557	3,892
Freddie Mac 6.00% 2032	1,474	1,588
Freddie Mac 5.718% 20374	3,832	4,095
Freddie Mac 5.781% 20374	1,759	1,873
Freddie Mac 6.00% 2037	2,426	2,649
Freddie Mac 6.00% 2037	2,282	2,465
Freddie Mac 6.00% 2037	994	1,086
Freddie Mac 5.00% 2038	4	4
Freddie Mac 5.024% 20384	7,106	7,577
Freddie Mac 5.174% 20384	1,323	1,413
Freddie Mac 5.442% 20384	2,986	3,186
Freddie Mac 5.50% 2038	5,378	5,747
Freddie Mac 5.506% 20384	10,690	11,255
Freddie Mac 6.50% 2038	8,641	9,387
Freddie Mac 3.57% 20394	5,214	5,432
Freddie Mac 3.918% 20394	2,749	2,902
Freddie Mac 4.50% 2039	4,810	5,053
Freddie Mac, Series 2356, Class GD, 6.00% 2016	7,395	7,991
Freddie Mac, Series 1567, Class A, 0.713% 20234	58	58
Freddie Mac, Series 2626, Class NG, 3.50% 2023	1,048	1,080
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	463	543
Freddie Mac, Series 3061, Class PN, 5.50% 2035	11,351	12,573
Freddie Mac, Series 3171, Class MO, principal only, 0% 2036	8,400	7,143
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036	4,136	3,639
Freddie Mac, Series 3156, Class NG, 6.00% 2036	5,743	6,346
Freddie Mac, Series 3292, Class BO, principal only, 0% 2037	2,002	1,734
Freddie Mac, Series 3271, Class OA, 6.00% 2037	6,727	7,470
FDIC Structured Sale Guaranteed Notes, Series 2010-L1A, Class A-1, 0% 20112	400	397
FDIC Structured Sale Guaranteed Notes, Series 2010-L2A, Class A, 3.00% 20192	5,626	5,727
		1,368,885

Commercial mortgage-backed securities5 — 2.28%
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	2,278	2,287
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	1,000	1,067
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class E, 5.736% 20364	2,000	1,746
CS First Boston Mortgage Securities Corp., Series 2003-C5, Class G, 5.745% 20362,4	1,600	1,234
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	7,217	7,493
CS First Boston Mortgage Securities Corp., Series 2003-C3, Class G, 4.617% 20382	2,000	1,799
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-2, 5.10% 20384	2,745	2,751
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 20404	13,500	14,334
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class A-1, 4.326% 2034	3,966	4,029
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-4, 4.529% 2037	8,500	8,693
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-M, 4.948% 20374	1,783	1,793
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.494% 20374	5,000	5,157
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	3,438	3,532
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	5,000	5,086
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4B, 4.996% 20424	1,000	980
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	17,615	18,919
Fannie Mae, Series 2002-T11, Class B, 5.341% 2012	4,025	4,324
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	16,696	16,930
American Tower Trust I, Series 2007-1A, Class A-FX, 5.42% 20372	6,250	6,760
American Tower Trust I, Series 2007-1A, Class B, 5.537% 20372	1,000	1,053
American Tower Trust I, Series 2007-1A, Class C, 5.615% 20372	1,000	1,053
American Tower Trust I, Series 2007-1A, Class D, 5.957% 20372	7,500	7,898
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 20374	12,000	12,597
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class B, 6.758% 2033	2,000	2,011
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	8,376	8,516
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class A-2, 6.624% 20182	4,959	5,100
GS Mortgage Securities Corp. II, Series 2001-ROCK, Class C, 6.878% 20182	3,800	3,914
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	669	704
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-2, 5.242% 2044	2,509	2,515
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-4, 5.425% 20444	5,000	5,485
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 20152	515	518
Hilton Hotel Pool Trust, Series 2000-HLTA, Class C, 7.458% 20152	7,500	7,541
GE Capital Commercial Mortgage Corp., Series 2000-1, Class A-2, 6.496% 2033	4,857	4,891
GE Capital Commercial Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	2,625	2,665
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.41% 20394	2,000	1,585
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	2,100	1,829
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.515% 20454	2,000	2,109
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	1,762	1,783
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 20352	6,000	6,356
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A-M, 6.063% 20454	6,500	6,091
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 0.88% 20312,4	18,292	393
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	453	459
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-AB, 4.804% 2042	4,610	4,845
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	3,167	3,214
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% (undated)4	3,000	3,107
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.376% 20424	2,000	2,085
Morgan Stanley Capital I Trust, Series 2006-IQ11, Class A-M, 5.944% 20424	1,000	1,000
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PWR13, Class A-1, 5.294% 2041	1,724	1,764
Morgan Stanley Dean Witter Capital I Trust, Series 2001-PGMA, Class A-2, 0.84% 20162,4	1,000	1,000
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	688	694
Merrill Lynch Mortgage Trust, Series 2005-MKB2, Class A-2, 4.806% 2042	1,263	1,264
Government Lease Trust, Series 1999-GSA1, Class A-4, MBIA insured, 6.48% 20112	886	897
LB-UBS Commercial Mortgage Trust, Series 2001-C7, Class A-3, 5.642% 2025	389	396
		216,246

Other mortgage-backed securities5 — 0.62%
Bank of America 5.50% 20122	13,750	14,549
Compagnie de Financement Foncier 2.125% 20132	11,000	11,148
Bank of Montreal 2.85% 20152	7,500	7,877
Nationwide Building Society, Series 2007-2, 5.50% 20122	6,750	7,187
Northern Rock PLC 5.625% 20172	5,735	6,042
Banco Bilbao Vizcaya Argentaria, SA 5.75% 20172	5,000	5,489
HBOS Treasury Services PLC 5.00% 20112	1,000	1,037
HBOS Treasury Services PLC 5.25% 20172	1,070	1,160
DEPFA ACS Bank 4.75% 2010	1,760	1,769
Royal Bank of Canada 3.125% 20152	1,000	1,050
Bank of Nova Scotia 1.45% 20132	1,000	1,010
		58,318

Collateralized mortgage-backed obligations (privately originated)5 — 0.18%
Thornburg Mortgage Securities Trust, Series 2006-5, Class A-1, 0.384% 20464	6,397	6,274
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 3.361% 20354	3,598	3,177
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.15% 20272,4	693	700
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.338% 20272,4	1,437	1,465
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.548% 20282,4	608	608
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	369	372
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	320	338
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	486	505
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,269	1,317
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	2,388	2,150
Cendant Mortgage Capital LLC, Series 2003-2P, Class A-1, 5.457% 20192,4	194	198
Paine Webber CMO, Series O, Class 5, 9.50% 2019	118	137
		17,241

Total mortgage-backed obligations		1,660,690

FEDERAL AGENCY BONDS & NOTES — 7.94%
Fannie Mae 1.75% 2011	33,800	34,076
Fannie Mae 5.50% 2011	5,000	5,140
Fannie Mae 6.00% 2011	35,000	36,408
Fannie Mae 2.00% 2012	20,000	20,417
Fannie Mae 2.50% 2014	5,250	5,504
Fannie Mae 2.625% 2014	9,000	9,475
Fannie Mae 2.75% 2014	20,000	21,142
Fannie Mae 3.00% 2014	8,250	8,812
Fannie Mae 2.375% 2015	25,000	25,917
Freddie Mac 0.299% 20114	20,000	20,012
Freddie Mac 1.75% 2012	25,000	25,510
Freddie Mac 2.125% 2012	25,000	25,699
Freddie Mac 1.625% 2013	65,000	66,423
Freddie Mac 2.50% 2014	18,400	19,294
Federal Home Loan Bank 2.875% 2011	15,000	15,204
Federal Home Loan Bank 3.375% 2011	5,000	5,126
Federal Home Loan Bank 1.125% 2012	28,250	28,514
Federal Home Loan Bank 1.75% 2012	25,000	25,541
Federal Home Loan Bank 4.625% 2012	20,000	21,645
Federal Home Loan Bank 5.375% 2016	5,000	5,956
Federal Home Loan Bank 5.375% 2016	1,420	1,689
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.875% 2011	7,250	7,475
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.376% 20124	25,000	25,038
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 0.539% 20124	2,110	2,115
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 1.875% 2012	10,000	10,235
United States Government Agency-Guaranteed (FDIC insured), Citigroup Inc. 2.125% 2012	8,000	8,215
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 3.125% 2011	7,000	7,239
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 0.787% 20124	15,000	15,118
United States Government Agency-Guaranteed (FDIC insured), JPMorgan Chase & Co. 2.20% 2012	22,750	23,394
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 3.25% 2011	7,000	7,247
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 0.691% 20124	15,000	15,088
United States Government Agency-Guaranteed (FDIC insured), Morgan Stanley 2.25% 2012	15,000	15,392
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 0.737% 20124	20,000	20,092
United States Government Agency-Guaranteed (FDIC insured), Goldman Sachs Group, Inc. 3.25% 2012	15,500	16,178
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp. 2.375% 2012	27,000	27,852
United States Government Agency-Guaranteed (FDIC insured), Bank of America Corp., Series L, 3.125% 2012	7,000	7,312
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 1.625% 2011	2,035	2,044
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 3.00% 2011	7,250	7,488
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.125% 2012	10,000	10,315
United States Government Agency-Guaranteed (FDIC insured), General Electric Capital Corp., Series G, 2.25% 2012	10,500	10,781
Federal Agricultural Mortgage Corp. 4.875% 20112	17,750	18,027
Federal Agricultural Mortgage Corp. 5.125% 2011	1,500	1,539
Federal Agricultural Mortgage Corp. 5.50% 20112	4,665	4,860
Federal Agricultural Mortgage Corp. 5.125% 20172	1,070	1,210
United States Government Agency-Guaranteed (FDIC insured), State Street Corp. 1.85% 2011	15,000	15,129
United States Government Agency-Guaranteed (FDIC insured), PNC Funding Corp. 2.30% 2012	9,700	9,998
United States Government Agency-Guaranteed (FDIC insured), John Deere Capital Corp. 2.875% 2012	7,500	7,801
United States Government Agency-Guaranteed (FDIC insured), KeyBank NA 3.20% 2012	7,250	7,584
United States Government Agency-Guaranteed (FDIC insured), Wells Fargo & Co. 3.00% 2011	7,250	7,484
Federal Farm Credit Banks, Consolidated Systemwide Designated Bonds, 2.625% 2014	5,000	5,264
United States Government Agency-Guaranteed (FDIC insured), Sovereign Bancorp, Inc. 2.75% 2012	5,000	5,152
CoBank ACB 1.137% 20222,4	1,720	1,360
		751,530

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 3.67%
Europe Government Agency-Guaranteed, Dexia Credit Local 0.778% 20122,4	15,000	15,002
Europe Government Agency-Guaranteed, Dexia Credit Local 2.00% 20132	12,000	12,048
Europe Government Agency-Guaranteed, Dexia Credit Local 2.75% 20142	10,000	10,226
France Government Agency-Guaranteed, Société Finance 2.25% 20122	19,285	19,745
France Government Agency-Guaranteed, Société Finance 2.875% 20142	5,440	5,724
France Government Agency-Guaranteed, Société Finance 3.375% 20142	5,900	6,314
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 0.819% 20122,4	20,000	20,086
Australia and New Zealand Government Agency-Guaranteed, Australia and
New Zealand Banking Group Ltd. 3.25% 20122	10,000	10,360
Province of Ontario, Series 1, 1.875% 2012	25,500	26,094
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.50% 20122	5,875	6,080
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.70% 20142	1,045	1,095
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 20142	14,000	15,165
Corporación Andina de Fomento 6.875% 2012	20,000	21,489
Sweden Government Agency-Guaranteed, Swedbank AB 2.80% 20122	8,250	8,504
Sweden Government Agency-Guaranteed, Swedbank AB 2.90% 20132	10,000	10,419
United Kingdom Government Agency-Guaranteed, Lloyds TSB Bank PLC 2.80% 20122	18,000	18,475
Denmark Government Agency-Guaranteed, Danske Bank 0.679% 20122,4	7,500	7,507
Denmark Government Agency-Guaranteed, Danske Bank 2.50% 20122	10,000	10,245
Polish Government 5.25% 2014	5,000	5,424
Polish Government 5.00% 2015	8,000	8,702
Polish Government 6.375% 2019	2,825	3,343
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 2.50% 20122	11,250	11,547
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 20142	730	787
KfW 4.00% 2020	10,000	10,960
Denmark Government Agency-Guaranteed, Danish Finance Co. 2.45% 20122	9,680	9,924
European Investment Bank 3.125% 2014	9,250	9,883
Netherlands Government Agency-Guaranteed, ING Bank NV 3.90% 20142	9,000	9,730
Nordic Investment Bank, Series D, 3.625% 2013	9,000	9,684
Austrian Government 2.00% 20122	8,250	8,477
Hungarian Government 6.25% 2020	8,000	8,264
Croatian Government 6.75% 20192	3,500	3,917
Croatian Government 6.75% 2019	2,000	2,239
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	4,250	5,636
Asian Development Bank 2.75% 2014	5,100	5,408
Chilean Government 3.875% 2020	5,000	5,199
United Mexican States Government Global 5.875% 2014	3,500	3,899
		347,601

ASSET-BACKED OBLIGATIONS5 — 1.50%
Chase Issuance Trust, Series 2008-4, Class A, 4.65% 2015	5,000	5,457
Chase Issuance Trust, Series 2006-8, Class A, 0.336% 20164	10,000	9,928
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015	12,800	13,683
AmeriCredit Automobile Receivables Trust, Series 2006-R-M, Class A-2, MBIA insured, 5.42% 2011	244	245
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-3-A, MBIA insured, 5.42% 2012	274	274
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	7,564	7,816
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	3,302	3,411
AmeriCredit Automobile Receivables Trust, Series 2007-C-M, Class A-4-B, MBIA insured, 0.375% 20144	1,750	1,722
Honda Auto Receivables Owner Trust, Series 2007-1, Class A-4, 5.09% 2013	2,406	2,410
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	7,551	7,697
John Deere Owner Trust, Series 2008, Class A-4, 4.89% 2015	9,250	9,552
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	9,127	9,240
PSE&G Transition Funding II LLC, Series 2005-1, Class A-2, 4.34% 2014	7,421	7,658
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-2, 4.98% 2015	7,054	7,467
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	6,303	6,461
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	582	584
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-2, 5.03% 2014	5,357	5,546
BA Credit Card Trust, Series 2006-6, Class A, 0.306% 20134	6,000	5,991
MBNA Credit Card Master Note Trust, Series 2004-1, Class B, 4.45% 2016	4,250	4,592
UPFC Auto Receivables Trust, Series 2007-A, Class A-3, MBIA insured, 5.53% 2013	1,590	1,612
UPFC Auto Receivables Trust, Series 2007-B, Class A-3, AMBAC insured, 6.15% 2014	2,075	2,149
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	1,177	1,213
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	2,040	2,093
Irwin Home Equity, Series 2006-1, Class 2-A2, AMBAC insured, 5.39% 20352,4	3,851	2,922
CenterPoint Energy Transition Bond Co. III, LLC, Series 2008, Class A-1, 4.192% 2020	2,367	2,590
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 20132	2,479	2,572
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	2,511	2,436
World Omni Auto Receivables Trust, Series 2010-A, Class A-4, 2.21% 2015	2,350	2,413
CPS Auto Receivables Trust, Series 2005-C, Class A-2, FSA insured, 4.79% 20122	770	771
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 20122	1,489	1,509
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 20232,3	3,010	2,257
Chase Auto Owner Trust, Series 2006-B, Class A-4, 5.11% 2014	1,814	1,823
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	1,498	1,508
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 20352,4	1,476	1,459
Origen Manufactured Housing Contract Trust, Series 2004-B, Class A-3, 4.75% 2021	1,181	1,192
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	1,025	1,081
Saxon Asset Securities Trust, Series 2002-2, Class AF-5, 6.49% 20314	506	447
FPL Recovery Funding LLC, Series 2007-A, Class A-1, 5.053% 2013	296	299
		142,080

MUNICIPALS — 0.27%
State of Maryland, Howard Hughes Medical Institute, Taxable Bonds, 3.45% 2014	10,000	10,759
State of Illinois, General Obligation Bonds, Taxable Series of January 2010, 3.321% 2013	10,000	9,967
Board of Regents of the University of Texas System, Revenue Financing System Taxable Bonds
(Build America Bonds-Direct Payment), Series 2010-D, 2.616% 2015	4,500	4,701
		25,427

Total bonds & notes (cost: $8,327,307,000)		8,758,923

Preferred securities — 0.12%	Shares

FINANCIALS — 0.09%
PNC Preferred Funding Trust III 8.70%2,4	7,700,000	7,976

U.S. GOVERNMENT AGENCY SECURITIES — 0.03%
US AgBank 6.11%2,4	4,000,000	2,940

Total preferred securities (cost: $7,177,000)		10,916

	Principal amount
Short-term securities — 8.00%	(000)

Straight-A Funding LLC 0.25%–0.27% due 11/3–11/18/20102	$109,566	109,500
Federal Home Loan Bank 0.16%–0.195% due 9/3–10/22/2010	106,200	106,188
U.S. Treasury Bills 0.15%–0.16% due 9/16–11/12/2010	92,000	91,984
General Electric Co. 0.20% due 9/1/2010	50,000	50,000
General Electric Capital Services, Inc. 0.25% due 10/27/2010	13,500	13,495
Bank of America Corp. 0.19%–0.25% due 9/8–10/25/2010	63,400	63,387
Fannie Mae 0.20%–0.42% due 12/1/2010–1/18/2011	63,000	62,956
Coca-Cola Co. 0.22% due 11/15–11/17/20102	51,300	51,274
Google, Inc. 0.20%–0.23% due 10/6–10/26/20102	50,000	49,983
Jupiter Securitization Co., LLC 0.26% due 10/19/20102	40,200	40,183
NetJets Inc. 0.21% due 9/13/20102	40,000	39,994
Merck & Co. Inc. 0.22% due 10/12/20102	39,000	38,990
PepsiCo Inc. 0.21% due 11/1/20102	23,550	23,540
Freddie Mac 0.20%–0.33% due 9/15–11/30/2010	15,850	15,846

Total short-term securities (cost: $757,325,000)		757,320

Total investment securities (cost: $9,091,809,000)		$9,527,159
Other assets less liabilities		(66,625)

Net assets		$9,460,534

1Index-linked bond whose principal amount moves with a government retail price index.

2Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,210,757,000, which represented 12.80% of the net assets of the fund.

3Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $5,371,000, which represented .06% of the net assets of the fund.
4Coupon rate may change periodically.
5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-923-1010O-S25522

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Intermediate Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Intermediate Bond Fund of America (the “Fund”) as of August 31, 2010, and for the year then ended and have issued our report thereon dated October 12, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of August 31, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
October 12, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERMEDIATE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: October 29, 2010

By /s/ M. Susan Gupton
M. Susan Gupton, Treasurer and Principal Financial Officer

Date: October 29, 2010